Exhibit 10.1

$350,000,000 AMERICAN WOODMARK CORPORATION 4.875% Senior Notes due 2026 PURCHASE AGREEMENT Dated: January 31, 2018

EXHIBITS
Exhibit A – Initial Purchasers
Exhibit B – Guarantors
Exhibit C – Subsidiaries of the Company
Exhibit D – Form of Pricing Term Sheet
Exhibit E – Amendments; Issuer Free Writing Documents
Exhibit F – Form of Opinion of Company Counsel

2

$350,000,000
AMERICAN WOODMARK CORPORATION
4.875% Senior Notes due 2026
PURCHASE AGREEMENT
January 31, 2018
Wells Fargo Securities, LLC
As Representative of the several Initial Purchasers
c/o Wells Fargo Securities, LLC
550 S. Tryon Street
Charlotte, NC 28202
Ladies and Gentlemen:
American Woodmark Corporation, a Virginia corporation (the “Company”), confirms its agreement with Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Initial Purchasers named on Exhibit A hereto (collectively, the “Initial Purchasers,” which term shall also include any person substituted for an Initial Purchaser pursuant to Section 10 hereof), for whom Wells Fargo is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of $350,000,000 in aggregate principal amount of the Company’s 4.875% Senior Notes due 2026 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of February 12, 2018 (the “Indenture”) among the Company, the Guarantors referred to below, and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Company’s obligations under the Securities, including the due and punctual payment of principal and interest on the Securities, will be irrevocably and unconditionally guaranteed jointly and severally on an unsecured basis (the “Guarantees”) by the guarantors named on Exhibit B hereto (together, the “Guarantors”). As used herein, the term “Securities” shall include the Guarantees, unless the context otherwise requires. Certain terms used in this purchase agreement (this “Agreement”) are defined in Section 15 hereof.
The Securities will be offered and sold to the Initial Purchasers without registration under the 1933 Act, in reliance on the exemption provided by Section 4(a)(2) of the 1933 Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated January 29, 2018 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Exhibit D (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum and an offering memorandum, dated January 31, 2018 (the “Offering Memorandum”), setting forth information regarding the Company and the Securities. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time, together with the Pricing Term Sheet and any of the documents listed on Exhibit E hereto, are collectively referred to as the “General Disclosure Package.” The Company and the Guarantors hereby confirm that they have authorized the use of the General Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers.

You have advised the Company that you will offer and resell (the “Exempt Resales”) the Securities purchased by you hereunder on the terms set forth in each of the General Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the 1933 Act (“Rule 144A”), and (ii) outside the United States to non U.S. persons in compliance with Regulation S under the 1933 Act (“Regulation S”). Those persons specified in clauses (i) and (ii) of this paragraph are referred to herein as “Eligible Purchasers.”
SECTION 1. Representations and Warranties.
(a)    Representations and Warranties by the Company and the Guarantors. The Company and each Guarantor, jointly and severally, represent and warrant to each Initial Purchaser as of the date hereof, as of the Applicable Time, and as of the Closing Date referred to in Section 2(b) hereof, and agree with each Initial Purchaser as follows:
(1)    Rule 144A Information. Each of the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information required by Rule 144A(d)(4) under the 1933 Act.
(2)    No Stop Orders. The Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.
(3)    No Material Misstatement or Omission. (i) The Preliminary Offering Memorandum, as of the date thereof, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the General Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Offering Memorandum, as of the date thereof, did not and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) each Issuer Free Writing Document (as defined below) set forth on Exhibit E, as of the date thereof, when taken together with the General Disclosure Package, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
The representations and warranties in the preceding paragraph do not apply to statements in or omissions from the Preliminary Offering Memorandum, the Offering

Memorandum, the General Disclosure Package, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.
(4)    Reporting Compliance. The Company is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 or Section 15(d), as applicable, of the 1934 Act.
(5)    Independent Accountants. KPMG LLP, who audited the financial statements of the Company for the fiscal years ended April 30, 2015, 2016 and 2017, to the knowledge of the Company, RSM US LLP, who audited the financial statements of RSI Home Products, Inc. (“RSI”) for the fiscal year ended Jan. 3, 2015 and PricewaterhouseCoopers LLP who audited the financial statements of RSI for the fiscal years ended Jan. 2, 2016, and Dec. 31, 2016, are independent public accountants with respect to each of the Company and RSI, as applicable, as required by the 1933 Act and the 1934 Act and the rules and regulations applicable to such accountants adopted by (i) the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) with respect to the Company, and (ii) the American Institute of Certified Public Accountants, or AICPA.
(6)    Financial Statements. The financial statements of the Company and, to the knowledge of the Company, RSI included or incorporated by reference in the General Disclosure Package and the Offering Memorandum, together with the related schedules (if any) and notes thereto, present fairly in all material respects the financial position of the Company and RSI, respectively, and their respective consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of the Company and RSI, respectively, and their respective consolidated subsidiaries for the periods specified. All of such financial statements of the Company have been prepared in conformity with GAAP, applied on a consistent basis throughout the periods involved. The financial statements of the Company comply in all material respects with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations, or the 1934 Act and the 1934 Act Regulations, as applicable. To the knowledge of the Company, all of such financial statements of RSI have been prepared in conformity with GAAP, applied on a consistent basis throughout the periods involved, and comply in all material respects with all applicable requirements under Rule 3-05 of Regulation S-X of the Commission. Except as otherwise disclosed in the Preliminary Offering Memorandum or the Offering Memorandum, the historical financial information set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the captions “Summary Financial and Other Data,” “Selected Historical Consolidated Financial Information of American Woodmark” and “Selected Historical Consolidated Financial Information of RSI” presents fairly the information shown therein and has been prepared on a basis consistent with that of the audited financial statements of the Company and RSI, as the case may be, included in the General Disclosure Package and the Offering Memorandum. The pro forma financial statements and the related notes thereto included in the General Disclosure Package and the Offering Memorandum present fairly the information shown therein and have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements in all material respects, and the assumptions used in the preparation thereof are reasonable. The information appearing in the Preliminary Offering Memorandum, and the Offering Memorandum under the caption “Summary Unaudited Pro Forma Condensed Combined Financial Data” presents fairly in all material respects the information shown therein and has been prepared on a basis consistent with that of the pro forma financial statements included in the General Disclosure Package and the Offering Memorandum.
(7)    No Material Adverse Change in Business. Since the respective dates as of which information is given in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has been no material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties or management of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (in any such case, a “Material Adverse Effect”); (B) except as otherwise disclosed in the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction or agreement that, individually or in the aggregate, is material with respect to the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has sustained any loss or interference with its business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, whether or not covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(8)    Organization and Good Standing of the Company and the Guarantors. Each of the Company and the Guarantors has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the state of its jurisdiction of organization and has power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum and to enter into and perform its obligations under the Transaction Documents. Each of the Company and the Guarantors is duly qualified as a foreign corporation or limited liability company, as the case may be, to transact business and is in good standing in the state of its principal place of business and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except (solely in the case of jurisdictions other than its principal place of business) where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(9)    Ownership of Subsidiaries. All of the issued and outstanding shares of capital stock of each subsidiary of the Company that is a corporation and outstanding limited liability company interests, membership interests or other similar interests of each subsidiary of the Company that is a limited liability company, limited company or similar form of entity have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien, except as described in the General Disclosure Package and the Offering Memorandum (including, for the avoidance of doubt, any Liens arising under or in connection with the Senior Secured Credit Facilities and the RSI Notes (each as defined in the Offering Memorandum), which Liens arising under or in connection with the RSI Notes are expected to be discharged on the Closing Date or promptly thereafter). The only subsidiaries of the Company are the subsidiaries listed on Exhibit C hereto and Exhibit C accurately sets forth whether each such subsidiary is a corporation, limited or general partnership, limited liability company or other form of entity and the jurisdiction of organization of each such subsidiary.
(10)    Capitalization. As of October 31, 2017, the Company, on a consolidated basis, had an authorized capitalization as (and to the extent) set forth in the Preliminary Offering Memorandum and the Offering Memorandum in the “Actual” column of the table under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to employee or director stock option, stock purchase or other equity incentive plans or upon the exercise of options issued under such plans). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any security holder of the Company or any other person.
(11)    No Other Securities of Same Class. When the Securities and Guarantees are issued and delivered pursuant to this Agreement, such Securities and Guarantees will not be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the 1934 Act or that are quoted in a United States automated inter-dealer quotation system.
(12)    No Registration. No registration under the 1933 Act of the Securities or the Guarantees, and no qualification of the Indenture under the 1939 Act with respect thereto, is required for the sale of the Securities and the Guarantees to you as contemplated hereby or for the initial resale of Securities by you to the Eligible Purchasers in the manner contemplated by the Preliminary Offering Memorandum and the Offering Memorandum, assuming the accuracy of the Initial Purchasers’ representations and warranties in this Agreement and the compliance by the Initial Purchasers with the agreements set forth herein.
(13)    No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D under the 1933 Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) (each, a “General Solicitation”) was used by the Company or any of its affiliates or any of its or their representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Securities.
(14)    Regulation S Compliance. The Company is a Category 2 issuer for purposes of Regulation S. No directed selling efforts within the meaning of Rule 902 under the 1933 Act were or will be used by the Company and its subsidiaries or any of their representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) with respect to Securities sold in reliance on Regulation S, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has complied with and will comply with the “offering restrictions” required by Rule 902 under the 1933 Act in connection with the offering of Securities outside the United States.
(15)    No Integration. Neither the Company, any Guarantor nor any other person acting on behalf of the Company or any Guarantor (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the 1933 Act, the 1933 Act Regulations or the interpretations thereof by the Commission.
(16)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.
(17)    Full Power. The Company and each Guarantor has full right, power and authority to execute, deliver and perform its obligations under the Transaction Documents.
(18)    The Indenture. The Indenture has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and, assuming due authorization, execution and delivery by the Trustee, will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity.
(19)    The Guarantees. The Guarantees have been duly authorized by the applicable Guarantor and, at the Closing Date, the Indenture (which includes the Guarantees) will have been duly executed by the Guarantors. When the Securities are duly executed by the Company, authenticated in accordance with the provisions of the Indenture and delivered against payment therefor as provided in this Agreement, the Guarantees will constitute valid and binding obligations of the Guarantors, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and entitled to the benefits of, the Indenture.
(20)    The Securities. The Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated in accordance with provisions of the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.
(21)    Description of the Securities and Agreements. The Securities, the Guarantees and the Indenture conform and will conform in all material respects to the respective statements relating thereto contained in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum.
(22)    Absence of Defaults and Conflicts. None of the Company or any of its subsidiaries is (i) in violation of its Organizational Documents, (ii) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations or (iii) in breach or default (or with or without the giving of notice or the passage of time or both, would be in breach or default) in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except in the case of clauses (ii) or (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance by the Company and the Guarantors of the Transaction Documents and the consummation of the transactions contemplated therein and in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Use of Proceeds”) and compliance by the Company and the Guarantors with their obligations under the Transaction Documents do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default, Termination Event or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any Company Documents except for any such conflict, breach, Termination Event, Repayment Event, or Lien that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as would not materially adversely affect the ability of the Company and the Guarantors to consummate the transactions contemplated herein. Such actions will not result in any violation of (i) the provisions of the Organizational Documents of the Company or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Guarantors or any of its or their respective assets, properties or operations except in the case of clause (ii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as would not materially adversely affect the ability of the Company and the Guarantors to consummate the transactions contemplated herein.
(23)    Transactions with Related Persons. No relationship, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K exists, including between or among the Company and its subsidiaries, on the one hand, and the directors, officers, affiliates, stockholders, customers or suppliers of the Company and its subsidiaries, on the other hand, that has not been described in the General Disclosure Package and the Offering Memorandum.
(24)    Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is imminent.
(25)    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or its subsidiaries, threatened, against or affecting the Company or any of its subsidiaries (other than as disclosed in the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum), which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in the Transaction Documents or the performance by the Company or the Guarantors of their obligations under the Transaction Documents. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Preliminary Offering Memorandum or the Offering Memorandum, including ordinary routine litigation incidental to the business, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(26)    Description of Legal Matters. The statements made in the General Disclosure Package and the Offering Memorandum under the captions “Description of Notes,” “Description of Certain Other Indebtedness,” “Certain United States Federal Income Tax Considerations” and “Certain ERISA Considerations” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts or other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.
(27)    Solvency. On the Closing Date, after giving pro forma effect to the offering of the Securities and the use of proceeds therefrom described under the caption “Use of Proceeds” in the General Disclosure Package and the Offering Memorandum, the Company

and each Guarantor (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and each Guarantor is not less than the total amount required to pay the liabilities of the Company and each Guarantor on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company and each Guarantor is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the General Disclosure Package and the Offering Memorandum, neither the Company nor any Guarantor is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) neither the Company nor any Guarantor is engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or any Guarantor is engaged; and (v) neither the Company nor any Guarantor is otherwise insolvent under the standard set forth in applicable laws.
(28)    Possession of Intellectual Property. The Company and the Guarantors own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), internet address, domain names and other intellectual property (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses, except where the failure to own or possess such rights would, individually or in the aggregate, have a Material Adverse Effect; the conduct of their respective businesses does not conflict in any material respect with any such rights of others, and the Company and the Guarantors have not received any notice or is otherwise aware of any claim of infringement or conflict with any such rights of others or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of the Guarantors therein, that, if determined adversely to the Company or any Guarantor, would, individually or in the aggregate, have a Material Adverse Effect.
(29)    Absence of Further Requirements. No filing, consent, approval, authorization, approval, consent, license, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantees herein contemplated and the consummation by the Company or any of the Guarantors of the transactions contemplated by the Transaction Documents, except such as have been or will have be obtained prior to the Closing Date and except that no representation is made as to any such consents, approvals authorizations, orders, registrations or qualifications as may be required under state and foreign securities laws.

(30)    Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them. The Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.
(31)    Title to Property. The Company and each of its subsidiaries has good and marketable title in fee simple to, or has valid leasehold interest in or has valid rights to lease or otherwise use, all items of real or personal property and assets that are material to the business of the Company and its subsidiaries, in each case, free and clear of all Liens except such as (a) are described in the General Disclosure Package and the Offering Memorandum (including, for the avoidance of doubt, any Lien arising under or in connection with the RSI Notes, which are expected to be discharged on the Closing Date or promptly thereafter), (b) do not, individually or in the aggregate, materially affect the value of such property or interfere with the use made and proposed to be made of such property by the Company or the Guarantors, or (c) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(32)    Investment Company Act. The Company and each Guarantor is not, and upon the issuance and sale of the Securities as herein contemplated and the receipt and application of the net proceeds therefrom as described in the General Disclosure Package and the Offering Memorandum under the caption “Use Of Proceeds,” will not be required to register as an “investment company” under the 1940 Act.
(33)    Environmental Laws. Except as described in the General Disclosure Package and the Offering Memorandum and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.
(34)    Tax Returns. The Company and its subsidiaries have filed all foreign, federal, state, local and franchise tax returns that are required to be filed or have obtained extensions thereof, except where the failure so to file would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid and any other assessment, fine or penalty, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(35)    Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company, or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company, nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.
(36)    Accounting and Disclosure Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the General Disclosure Package and the Offering Memorandum, since the first day of the Company’s or RSI’s earliest fiscal year for which audited financial statements are included in the General Disclosure Package and the Offering Memorandum, there has been (1) no material weakness or significant deficiency (as defined in Rule 1-02 of

Regulation S-X of the Commission) in the Company’s internal control over financial reporting, (2) no material weakness or unremediated significant deficiency in RSI’s internal control over financial reporting, and (3) no fraud, whether or not material, involving management or other employees who have a role in the Company’s or RSI’s respective internal control over financial reporting and, since the end of the Company’s or RSI’s earliest fiscal year for which audited financial statements are included in the General Disclosure Package and the Offering Memorandum, there has been no change in the Company’s or RSI’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s or RSI’s internal control over financial reporting. The Company and its subsidiaries have established, maintained and periodically evaluated the effectiveness of “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15 under the 1934 Act). Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it will be required to file or submit under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure. For the avoidance of doubt, none of the above is to be construed as a representation that the internal controls of RSI, which until December 29, 2017 was a private company, were designed or maintained to comply with Rule 13a-15 or Rule 15d-15 under the 1934 Act or with Section 404 of the Sarbanes-Oxley Act, or that the Company’s management has assessed the effectiveness of the internal controls over financial reporting of the Company including RSI.
The Company’s and RSI’s respective independent public accountants and the audit committee of the Company’s and RSI’s respective board of directors have been advised of all material weaknesses, if any, and significant deficiencies (as defined in Rule 1-02 of Regulation S-X of the Commission), if any, in the Company’s or RSI’s respective internal control over financial reporting and of all fraud, if any, whether or not material, involving management or other employees who have a role in the Company’s or RSI’s respective internal controls, in each case that occurred or existed, or was first detected, at any time during the three most recent fiscal years covered by the Company’s or RSI’s audited financial statements included in the General Disclosure Package and the Offering Memorandum or at any time subsequent thereto.
(37)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans.
(38)    Margin Requirements. None of the Company or its subsidiaries or their authorized representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has taken, and none of them will take, any action that would cause the transactions contemplated by the Transaction Documents (including, without limitation, the use of the proceeds from the sale of the Securities), to violate Regulations T, U and X of the Board of Governors of the Federal Reserve System.
(39)    Absence of Manipulation. Neither the Company or any of the Guarantors nor any of their respective subsidiaries have taken and or will take, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.
(40)    Statistical and Market-Related Data. Any statistical, demographic, market-related and similar data included in the General Disclosure Package or the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate and accurately reflect the materials upon which such data is based or from which it was derived.
(41)    No Unlawful Payments. Neither the Company nor any of its subsidiaries, any director or officer of the Company or any of its subsidiaries, or to the best knowledge of the Company, any employee of the Company or any of its subsidiaries, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries, has taken any action, directly or indirectly, that has resulted or would result in (i) the use of any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) the making or taking of an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) a violation by any such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, an offence under the Bribery Act 2010 of the United Kingdom, or an offence under any other anti-bribery or anti-corruption laws applicable to the Company, any of its subsidiaries or the transaction at issue; or (iv) the making, offering, requesting or taking of, or the agreement to take, an act in furtherance of any unlawful bribe or other unlawful benefit or payment. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(42)    Compliance with Money Laundering Laws. The Company and its subsidiaries are in compliance with applicable financial recordkeeping and reporting requirements, including as applicable those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable money laundering statutes of all applicable jurisdictions and the applicable rules and regulations issued thereunder and any related or similar rules, regulations or guidelines applicable to the Company and its subsidiaries or to the transactions contemplated by the Transaction Documents that are issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of its subsidiaries, threatened.
(43)    No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, any director or officer of the Company or any of its subsidiaries, or to the best knowledge of the Company, any employee, agent or affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries, is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, OFAC or the U.S. Department of State), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Crimea or Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, in violation of applicable law, (ii) to fund or facilitate any activities of or any business in any Sanctioned Country, in violation of applicable law, or (iii) in any other manner that would result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of any Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of any Sanctions or with any Sanctioned Country, in violation of applicable law.
(44)    ERISA Compliance. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to a Plan determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal, state or foreign governmental or regulatory agency with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company’s most recently completed fiscal year; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the Company’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to its or their employment that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. For purposes of this paragraph and the definition of ERISA, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) with respect to which the Company or any of its subsidiaries may have any liability.
(45)    No Restrictions on Dividends. No Guarantor is a party to or otherwise bound by any instrument or agreement that limits, directly or indirectly, such Guarantor from paying any dividends or making any other distributions on its capital stock, limited or general partnership interests, limited liability company interests, or other equity interests, as the case may be, or from repaying any loans or advances from, or (except for instruments or agreements that by their express terms prohibit the transfer or assignment thereof or of any rights thereunder) transferring any of its properties or assets to, the Company or any other subsidiary of the Company, in each case except as described in the General Disclosure Package and the Offering Memorandum and any restriction or limitation that will be permitted under the Indenture.
(46)    Brokers. There is not a broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, except for underwriting discounts and commissions payable to the Initial Purchasers in connection with the sale of the Securities pursuant to this Agreement.
(b)    Certificates. Any certificate signed by any officer of the Company, or any Guarantor (whether signed on behalf of such officer, the Company, or such Guarantor) and delivered to the Representative or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters covered thereby.
SECTION 2.     Sale and Delivery to Initial Purchasers; Closing; Agreements to Sell, Purchase and Resell
(a)    The Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each of the Guarantors agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company and each of the Guarantors, the aggregate principal amount of Securities set forth opposite such Initial Purchaser’s name in Exhibit A hereto plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof, in each case at a price equal to 98.75% of the principal amount thereof plus accrued interest if any, from February 12, 2018. The Company and the Guarantors will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)    Payment. Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Cravath, Swaine & Moore LLP, 825 8th Avenue New York, NY 10019, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York City time) on February 12, 2018 (unless postponed in accordance with the provisions of Section 10), or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the “Closing Date”).
Payment shall be made to the Company by wire transfer of immediately available funds to a single bank account designated by the Company against delivery to the Representative for the respective accounts of the Initial Purchasers of the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Wells Fargo, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Date, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.
(c)    Delivery of Securities. The Company shall make one or more global certificates (collectively, the “Global Securities”) representing the Securities available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date and, on or prior to the Closing Date, the Company shall deliver the Global Securities to DTC or to the Trustee, acting as custodian for DTC, as applicable. Delivery of the Securities to the Initial Purchasers on the Closing Date shall be made through the facilities of DTC unless the Representative shall otherwise instruct.
(d)    Representations of the Initial Purchasers. Each of the Initial Purchasers, severally and not jointly hereby represents and warrants to the Company that it intends to offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the General Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantors, that such Initial Purchaser: (i) is a QIB and an institutional accredited investor within the meaning of Rule 501(a) under the Securities Act; (ii) in connection with the Exempt Resales, will sell the Securities only to the Eligible Purchasers; and (iii) will not offer or sell the Securities in the United States by any form of general solicitation or general advertising within the meaning of Regulation D under the 1933 Act and (iv) will not engage in any directed selling efforts within the meaning of Rule 902 under the 1933 Act, in connection with the offering of the Securities. The Initial Purchasers have advised the Company that they will resale the Securities to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from February 12, 2018. Such price may be changed by the Initial Purchasers at any time without notice. Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to this Agreement, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.
SECTION 3.     Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenants with each Initial Purchaser as follows:
(a)    Securities Law Compliance. The Company will (i) advise each Initial Purchaser promptly after obtaining knowledge (and, if requested by any Initial Purchaser, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, untrue or that requires the making of any additions to or changes in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.
(b)    Amendments. The Company will give the Representative notice of its intention to prepare any amendment, supplement or revision to the Preliminary Offering Memorandum, the Offering Memorandum or any Issuer Free Writing Document, and the Company will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed use, and will not use any such document to which the Representative or counsel for the Initial Purchasers shall reasonably object in a timely manner. The Company has given the Representative notice of any filings made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time. The Company will give the Representative notice of its intention to make any such filing from and after the Applicable Time through the Closing Date (or, if later, through the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers) and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Initial Purchasers shall reasonably object, unless such filing is required by law.
(c)    Delivery of Disclosure Documents to the Representative. The Company will deliver to the Representative and counsel for the Initial Purchasers, within two days of the date hereof and without charge, such number of copies of the Preliminary Offering

Memorandum, the Pricing Term Sheet and the Offering Memorandum and any amendment or supplement to any of the foregoing as they reasonably request.
(d)    Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated by this Agreement, the General Disclosure Package and the Offering Memorandum. If at any time prior to the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their reasonable judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) so that the General Disclosure Package or the Offering Memorandum, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their reasonable judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with such requirements, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. If at any time an event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their reasonable judgment, it is necessary) to amend or supplement any Issuer Free Writing Document so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Document in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare and, subject to Section 3(b) hereof distribute, such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request.
(e)    Use of Offering Materials. The Company and each of the Guarantors consents to the use of the General Disclosure Package and the Offering Memorandum in accordance with the securities or “Blue Sky” laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.
(f)    “Blue Sky” and Other Qualifications. The Company will cooperate with the Initial Purchasers to qualify the Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may reasonably request and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or are exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities.
(g)    Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Preliminary Offering Memorandum and the Offering Memorandum under “Use of Proceeds.”
(h)    Restriction on Sale of Securities. From and including the date of this Agreement through and including the 90th day after the date of this Agreement, the Company or any Guarantor will not, without the prior written consent of Wells Fargo, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the Company or any Guarantor (other than the Securities issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Company.
(i)    Rule 144A Information. So long as any of the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3), during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, the Company and the Guarantors will, furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Securities and prospective purchasers of the Securities the information required by Rule 144A(d)(4) under the 1933 Act (if any).
(j)    Pricing Term Sheet. The Company will prepare the Pricing Term Sheet reflecting the final terms of the Securities, in substantially the form attached hereto as Exhibit D and otherwise in form and substance satisfactory to the Representative; provided that the Company will furnish the Representative with copies of any such Pricing Term Sheet and will not use any such document to which the Representative or counsel to the Initial Purchasers shall object.
(k)    Preparation of the Offering Memorandum. As promptly as practicable following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Offering Memorandum, which shall contain the public offering price and terms of the Securities, the plan of distribution thereof and such other information as the Representative and the Company may deem appropriate.
(l)    DTC. The Company will use its best efforts to permit the Securities to be eligible for clearance and settlement through DTC.
(m)    No Stabilization. The Company, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Securities.
(n)    No Affiliate Resales. The Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the 1933 Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the 1933 Act.
(o)    No General Solicitation. In connection with any offer or sale of the Securities, the Company and the Guarantors will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company and the Guarantors make no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act) or any public offering within the meaning of Section 4(a)(2) of the 1933 Act in connection with any offer or sale of the Securities and/or (ii) in any directed selling effort with respect to the Securities within the meaning of Regulation S under the 1933 Act, and to comply with the offering restrictions requirement of Regulation S of the 1933 Act. Before making, preparing, using, authorizing or distributing any General Solicitation, the Company will furnish to the Representative a copy of such communication for review and will not make, prepare, use, authorize, approve or distribute any such communication to which the Representative reasonably objects.
(p)    No Integration. The Company will not, and will ensure that no affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the 1933 Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the 1933 Act of the sale to the Initial Purchaser or to the Eligible Purchasers of the Securities.

(q)    Transaction Documents. The Company and the Guarantors will do and perform all things required or necessary to be done and performed under the Transaction Documents by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.
SECTION 4.     Payment of Expenses.
(a)    Expenses. The Company and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and delivery of the Preliminary Offering Memorandum, the General Disclosure Package, the Offering Memorandum and any Issuer Free Writing Documents and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the word processing and delivery to the Initial Purchasers of each of the Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities and the issuance and delivery of the Securities to the Initial Purchasers, including any issue or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Initial Purchasers, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company and the Guarantors, (v) the qualification or exemption of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith, and in connection with the preparation of any “Blue Sky Survey” and any supplements thereto, (vi) the preparation, printing and delivery to the Initial Purchasers of copies of the Preliminary Offering Memorandum, the General Disclosure Package, the Offering Memorandum, and any Issuer Free Writing Documents and any amendments or supplements to any of the foregoing and any costs associated with electronic delivery of any of the foregoing, (vii) the preparation, printing and delivery to the Initial Purchasers of copies of any “Blue Sky Survey” and any supplements thereto and any costs associated with electronic delivery of any of the foregoing, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Transaction Documents, (ix) all fees charged by any rating agencies for rating the Securities and all expenses and application fees incurred in connection with the approval of the Securities for clearance, settlement and book-entry transfer through DTC and (x) all travel expenses (including expenses related to chartered aircraft) of each Initial Purchaser and the Company’s officers and employees and any other expenses of each Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Securities, and expenses associated with any electronic road show.
(b)    Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9 or Section 10 hereof, the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers (but in the case of any termination in accordance with Section 10, only the non-defaulting Initial Purchasers) for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

SECTION 5.     Conditions of Initial Purchasers’ Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy, on the date hereof and at the Closing Date, of the representations and warranties of the Company and the Guarantors contained in this Agreement, or in certificates signed by any officer of the Company, any Guarantor or any subsidiary of the Company (whether signed on behalf of such officer, the Company or such Guarantor) delivered to the Representative or counsel for the Initial Purchasers, to the performance by the Company and the Guarantors of their respective covenants and other obligations hereunder, and to the following further conditions:
(a)    Opinion of Counsel for Company and the Guarantors. At the Closing Date, the Representative shall have received the opinion and negative assurance letter, each dated as of the Closing Date, of McGuireWoods LLP, counsel for the Company and the Guarantors (“Company Counsel”), in form and substance satisfactory to the Representative, together with signed or reproduced copies of such opinion for each of the other Initial Purchasers, to the effect set forth in Exhibit F hereto.
(b)    Opinion of Counsel for Initial Purchasers. At the Closing Date, the Representative shall have received the favorable opinion and negative assurance letter, each dated as of the Closing Date, of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, with respect to the Securities to be sold by the Company pursuant to this Agreement, this Agreement, the Indenture, the General Disclosure Package and the Offering Memorandum, and any amendments or supplements thereto and such other matters as the Representative may reasonably request.
(c)    Officers’ Certificate. At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties or management of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business. At the Closing Date, the Representative shall have received a certificate, signed on behalf of the Company and each Guarantor by the President or the Chief Executive Officer of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date and (iii) the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement.
(d)    Accountants’ Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from each of KPMG LLP, the independent public accountants of the Company, and RSM US LLP and PricewaterhouseCoopers LLP, the independent public accountants of RSI, a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the historical and pro forma financial statements and certain financial information of the Company and RSI, as the case may be, contained in the General Disclosure Package, any Issuer Free Writing Documents (other than any electronic road show) and the Offering Memorandum and any amendments or supplements to any of the foregoing.
(e)    Bring-down Comfort Letter. At the Closing Date, the Representative shall have received from each of KPMG LLP, the independent public accountants of the Company, and RSM US LLP and PricewaterhouseCoopers LLP, the independent public accountants of RSI, a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.
(f)    No Downgrade. There shall not have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by the Company, any preferred stock of the Company or any debt securities, preferred stock or trust preferred securities of any subsidiary or subsidiary trust of the Company by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on the Company or any such debt securities, preferred stock or other securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Company or any such debt securities, preferred stock or other securities has been placed on negative outlook.
(g)    DTC Eligibility. The Securities shall be eligible for clearance and settlement through DTC.
(h)    Transaction Documents. The Company, the Guarantors and the other parties thereto shall have executed and delivered each of the Transaction Documents, and the Initial Purchasers shall have received an original copies thereof, duly executed by the Company, the Guarantors and the other parties thereto.
(i)    Additional Documents. At the Closing Date, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representative or counsel for the Initial Purchasers may otherwise reasonably request; and all proceedings taken by the Company or any Guarantor in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative.
(j)    Refinancing Transactions. Substantially concurrently with the completion of the offering of the Securities on the Closing Date, (a) not less than a majority of the RSI Notes (as defined in the Preliminary Offering Memorandum) shall have been validly tendered and not validly withdrawn in the Tender Offer and Consent Solicitation (as defined in the Preliminary Offering Memorandum), (b) the Company or RSI shall have purchased all of the RSI Notes validly tendered and not validly withdrawn pursuant to the Tender Offer and Consent Solicitation and (c) RSI’s and the Guarantors’ (as defined in the RSI Notes Indenture) obligations under the RSI Notes Indenture shall have been discharged and terminated in accordance with the RSI Notes Indenture in connection with the Conditional Redemption and the Make-Whole Redemption (if any) (each as described in the Preliminary Offering Memorandum).
(k)    Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company and the Guarantors at any time on or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 4(b), 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive any such termination of this Agreement and remain in full force and effect.
SECTION 6.     Indemnification.
(a)    Indemnification by the Company and the Guarantors. The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, and its and their officers, directors, employees, agents, partners and members and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or any amendment or supplement to any of the foregoing), or in any road show made to investors by the Company, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of, or pursuant to a judgment or other disposition in, any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Guarantors; and
(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about any Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or in any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.
(b)    Indemnification by the Initial Purchasers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, their respective directors and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a)  of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use therein. The Company and the Guarantors hereby acknowledge and agree that the information furnished to the Company and any Guarantor by the Initial Purchasers through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document or the Offering Memorandum (or any amendment or supplement to any of the foregoing), consists exclusively of the following information appearing under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the information regarding stabilization, syndicate covering transactions and penalty bids appearing in the ninth paragraph under such caption (but only insofar as such information concerns the Initial Purchasers) and (ii) the information regarding market making by the Initial Purchasers appearing in the seventh paragraph under such caption.
(c)    Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that the failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 , except to the extent that it has been materially prejudiced by such failure; provided further, that the failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability that it may have to such indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action (which separate counsel shall be selected by (x) the Representative, in the case of counsel representing the Initial Purchasers or their related persons or (y) the Company, in the case of counsel representing the Company and the Guarantors or their respective related persons)) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
(d)    Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement or shall not have disputed in good faith the indemnified party’s entitlement to such reimbursement.
SECTION 7.     Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the Initial Purchasers, in each case as determined pursuant to this Agreement, bear to the aggregate initial offering price of the Securities as set forth on the cover of the Offering Memorandum.
The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or by the Initial Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions from the sale to Eligible Purchasers of the Securities initially purchased by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 7, each affiliate, officer, director, employee, partner and member of each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company and of each Guarantor, each officer of the Company and of each Guarantor, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantors. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Exhibit A hereto and not joint.
SECTION 8.     Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates signed by any officer of the Company or any of its subsidiaries (whether signed on behalf of such officer, the Company, or such subsidiary) and delivered to the Representative or counsel to the Initial Purchasers, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, its affiliates and any of their any officers, directors, employees, partners, members or agents of any Initial Purchaser or any person controlling any Initial Purchaser, or by or on behalf of the Company, any Guarantor, any officer, director or employee of the Company or any Guarantor or any person controlling the Company, any Guarantor, and shall survive delivery of and payment for the Securities.
SECTION 9.     Termination of Agreement.
(a)    Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Guarantors, at any time on or prior to the Closing Date (i) if there has been, at any time on or after the date of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business properties or management of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities or to enforce contracts for the sale of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Offering Memorandum, or (iii) (A) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Select Market, (B) if trading generally on the NYSE or the Nasdaq Global Select Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or (C) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if there shall have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by the Company or any Guarantor, any preferred stock of the Company or any Guarantor or any debt securities, preferred stock or trust preferred securities of any subsidiary or subsidiary trust of the Company by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on the Company or any Guarantor or any such debt securities, preferred stock or other securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Company or any Guarantor or any such debt securities, preferred stock or other securities has been placed on negative outlook.
(b)    Liabilities. If this Agreement is terminated pursuant to Section 5 or this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 4(b), 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive such termination and remain in full force and effect.
SECTION 10.     Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the aggregate principal amount of Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other purchaser, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24‑hour period, then:
(i)    if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities, each of the non-

defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers; or
(ii)    if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.
No action taken pursuant to this Section 10 shall relieve any defaulting Initial Purchaser from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the General Disclosure Package or Offering Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 10.
SECTION 11.     Notices. All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, or transmitted by fax (with the receipt of any such fax to be confirmed by telephone). Notices to the Initial Purchasers shall be directed to the Representative at Wells Fargo Securities, LLC, 550 S. Tryon Street, 6th Floor, Charlotte, North Carolina 28202, Attention: Transaction Management, fax no. (704) 383-9165 (with such fax to be confirmed by telephone to (704) 715-0541); and notices to the Company or any Guarantor shall be directed to it at 3102 Shawnee Drive, Winchester, Virginia 22601, Attention: Kevin Dunnigan, Assistant Treasurer, fax no. 540-665-9235 (with such fax to be confirmed by telephone to (540) 665-9143), with a copy to (which shall not constitute notice) McGuireWoods LLP, Gateway Plaza, 800 East Canal Street, Richmond, Virginia 23219, Attention: James M. Anderson, III, Esq., fax no. 804-698-2155.
In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

SECTION 12.     Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company, the Guarantors and their respective successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company, the Guarantors and their respective successors, and said controlling persons and other indemnified parties and their successors, heirs and legal

Representative, and for the benefit of no other person or entity. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.
SECTION 13.     GOVERNING LAW AND TIME. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
SECTION 14.     Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.
SECTION 15.     Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:
“Applicable Time” means 2:45 p.m. (New York City time) on January 31, 2018 or such other time as agreed by the Company, the Guarantors and the Representative.
“Commission” means the Securities and Exchange Commission.
“Common Stock” means the Company’s common stock, no par value.
“Company Documents” means all contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, leases or other instruments or agreements to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.
“DTC” means The Depository Trust Company.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
“GAAP” means generally accepted accounting principles in the United States.
“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.
“NYSE” means the New York Stock Exchange.
“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.
“Organizational Documents” means (a) in the case of a corporation, its charter and by‑laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.
“Repayment Event” means any event or condition which, either immediately or with notice or passage of time or both, (i) gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company, or (ii) gives any counterparty (or any person acting on such counterparty’s behalf) under any swap agreement, hedging agreement or similar agreement or instrument to which the Company or any subsidiary of the Company is a party the right to liquidate or accelerate the payment obligations or designate an early termination date under such agreement or instrument, as the case may be.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.
“Termination Event” means any event or condition which gives any person the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any Company Documents or any rights of the Company, or any of its subsidiaries thereunder, including, without limitation, upon the occurrence of a change of control of the Company or any Guarantor or other similar events.
“Transaction Documents” means this Agreement, the Indenture, the Securities and the Guarantees collectively.
“1933 Act” means the Securities Act of 1933, as amended.
“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.
“1939 Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.
“1940 Act” means the Investment Company Act of 1940, as amended.
All references in this Agreement to the Preliminary Offering Memorandum and the Offering Memorandum, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing shall be deemed to include all versions thereof delivered (physically or electronically) to the Representative or the Initial Purchasers.
All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Preliminary Offering Memorandum or the Offering Memorandum (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be; and all references in this Agreement to amendments or supplements to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum.
SECTION 16.     Permitted Free Writing Documents. The Company and each Guarantor represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representative, it will not make, and each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Company, the Guarantors and the Representative, it will not make, any offer relating to the Securities that (if the offering of the Securities was made pursuant to a registered offering under the 1933 Act) would constitute an “Issuer Free Writing Prospectus” (as defined in Rule 433) (any such document, a “Issuer Free Writing Document”) or that would constitute a “free writing prospectus” (as defined in Rule 405) which would be required to be filed with the Commission in connection with an offering registered under the 1933 Act; provided that the prior written consent of the Company, the Guarantors and the Representative shall be deemed to have been given in respect of the Issuer Free Writing Documents, if any, listed on Exhibit E hereto and to any electronic road show in the form previously provided by the Company to and approved by the Representative.
SECTION 17.     Absence of Fiduciary Relationship. The Company and each Guarantor acknowledges and agrees that:
(a)    each of the Initial Purchasers is acting solely as an initial purchaser in connection with the sale of the Securities and no fiduciary, advisory or agency relationship between the Company and any Guarantor, on the one hand, and any of the Initial Purchasers, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Initial Purchasers has advised or is advising the Company or any Guarantor on other matters (it being understood that in any event that no Initial Purchaser shall be deemed to have provided legal, accounting or tax advice to the Company ,any Guarantor or any of their respective subsidiaries);
(b)    the offering price of the Securities and the price to be paid by the Initial Purchasers for the Securities set forth in this Agreement were established by the Company and the Guarantors following discussions and arms-length negotiations with the Representative;
(c)    they are capable of evaluating and understanding, and understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)    they are aware that the Initial Purchasers and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Guarantors and that none of the Initial Purchasers has any obligation to disclose such interests and transactions to the Company or the Guarantors by virtue of any fiduciary, advisory or agency relationship or otherwise;
(e)    the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate; and
(f)    they waive, to the fullest extent permitted by law, any claims they may have against any of the Initial Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agree that none of the Initial Purchasers shall have any liability (whether direct or indirect, in contract, tort or otherwise) to them in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on their behalf or in right of them or the Company, the Guarantors or any stockholders, employees or creditors of Company or any Guarantor.
SECTION 18.     Research Analyst Independence and Other Activities of the Initial Purchasers. The Company and the Guarantors acknowledge that the Initial Purchasers’ research analysts and research departments are required to be separate from, and not influenced by, their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company or the Guarantors and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Company or the Guarantors may have against the Initial Purchasers arising from the fact that the views expressed by their research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Guarantors by such Initial Purchasers’ investment banking divisions. The Company and the Guarantors also acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers, may make recommendations and provide other advice, and may hold long or short positions in debt or equity securities of, or derivative products related to, the companies that may be the subject of the transactions contemplated by this Agreement and the Company and the Guarantors hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Company or the Guarantors may have against the Initial Purchasers with respect to any such other activities.
SECTION 19.     Waiver of Jury Trial. The Company, the Guarantors and each of the Initial Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
SECTION 20.     Consent to Jurisdiction. The Company and the Guarantors hereby submit to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and the

Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding in any such court arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.
[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.
Very truly yours,
AMERICAN WOODMARK CORPORATION
By /s/ S. Cary Dunston
Name: S. Cary Dunston
Title: President, Chief Executive Officer and Chairman of the Board

AMENDÉ CABINET CORPORATION, as a Guarantor

By: /s/ M. Scott Culbreth
   Name: M. Scott Culbreth
   Title: President, Secretary and Chairman of the Board

COMPLETE KITCHENS LLC, as a Guarantor

By: /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: President

Signature Page to Purchase Agreement

RSI HOME PRODUCTS, INC., as a Guarantor

By: /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and Chief Executive Officer

PROFESSIONAL CABINET SOLUTIONS, as a Guarantor

By: /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and Chief Executive Officer
RSI HOME PRODUCTS MANAGEMENT, INC., as a Guarantor

By: /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and Chief Executive Officer

RSI HOME PRODUCTS MANUFACTURING, INC., as a Guarantor

By: /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and Chief Executive Officer

RSI HOME PRODUCTS SALES, INC., as a Guarantor

By: /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and Chief Executive Officer

Signature Page to Purchase Agreement

CONFIRMED AND ACCEPTED, as of the date first above written:
WELLS FARGO SECURITIES, LLC

By: WELLS FARGO SECURITIES, LLC
By /s/ Peter Dilullo
Authorized Signatory

For themselves and as Representative of the Initial Purchasers named in Exhibit A hereto.

Signature Page to Purchase Agreement

EXHIBIT A

Name of Initial Purchaser	Principal Amount of Securities
Wells Fargo Securities, LLC	$248,500,000.00
BMO Capital Markets Corp.	17,500,000.00
Citizens Capital Markets, Inc.	17,500,000.00
SunTrust Robinson Humphrey, Inc.	17,500,000.00
BBVA Securities Inc.	7,000,000.00
Capital One Securities, Inc.	7,000,000.00
Fifth Third Securities Inc.	7,000,000.00
MUFG Securities Americas Inc.	7,000,000.00
PNC Capital Markets LLC	7,000,000.00
Regions Securities LLC	7,000,000.00
U.S. Bancorp Investments, Inc.	7,000,000.00
Total	$350,000,000.00

A-1

EXHIBIT B

GUARANTORS

Amendé Cabinet Corporation
Complete Kitchens LLC
RSI Home Products, Inc.
Professional Cabinet Solutions
RSI Home Products Manufacturing, Inc.
RSI Home Products Management, Inc.
RSI Home Products Sales, Inc.

B-1

EXHIBIT C
SUBSIDIARIES OF THE COMPANY

Name	Jurisdiction of Organization	Type of Entity	Names of Stockholders/ Members
Amendé Cabinet Corporation	Virginia	Corporation	American Woodmark Corporation (100%)
Complete Kitchens LLC	Virginia	Limited Liability Company	American Woodmark Corporation (100%)
RSI Home Products, Inc.	Delaware	Corporation	American Woodmark Corporation (100%)
Professional Cabinet Solutions	California	Corporation	RSI Home Products, Inc. (100%)
RSI Home Products Manufacturing, Inc.	Delaware	Corporation	RSI Home Products, Inc. (100%)
RSI Home Products Management, Inc.	Delaware	Corporation	RSI Home Products Manufacturing, Inc. (100%)
RSI Home Products Sales, Inc.	Delaware	Corporation	RSI Home Products Manufacturing, Inc. (100%)
RSI Home Products S. de R.L. de C.V.	Mexico	Corporation	RSI Home Products, Inc. (99.9%) RSI Home Products Manufacturing, Inc. (0.1%)
Phocus Asia Limited	Hong Kong	Private Company Limited by Shares	RSI Home Products, Inc. (100%)
Phocus China Limited	People’s Republic of China	Limited Liability Company	Phocus Asia Limited (100%)

C-1

EXHIBIT D
FORM OF PRICING TERM SHEET
CONFIDENTIAL

AMERICAN WOODMARK CORPORATION
4.875% Senior Notes due 2026
January 31, 2018
This term sheet relates to the Preliminary Offering Memorandum dated January 29, 2018 (the “Preliminary Offering Memorandum”) related to the offering of the Notes described below and should be read together with the Preliminary Offering Memorandum before making an investment decision with regard to the Notes. Capitalized terms used but not defined in this term sheet have the meanings assigned to such terms in the Preliminary Offering Memorandum.

Issuer:	American Woodmark Corporation
Guarantors:
The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of the Issuer’s current and future wholly-owned domestic subsidiaries that guarantees the obligations of the Issuer under the Senior Secured Credit Facilities.

Security Description:	4.875% Senior Notes due 2026
Distribution:	144A / Regulation S for life (no registration rights)
Aggregate Principal Amount:	$350,000,000
Gross Proceeds to Issuer:	$350,000,000
Maturity:	March 15, 2026
Coupon:	4.875%
Yield to Maturity:	4.875%
Offering Price:	100.000% of principal amount
Interest Payment Dates:	March 15 and September 15, commencing September 15, 2018
Record Dates:	March 1 and September 1
Equity Clawback:	Up to 40% of the principal amount at 104.875%, plus accrued and unpaid interest to the redemption date, prior to March 15, 2021

D-1

Optional Redemption:	Make-whole call at T+50 basis points at any time prior to March 15, 2021, plus accrued and unpaid interest to the redemption date, then:
	On or after March 15 of:	Price:
	2021	102.438%
	2022	101.219%
	2023 and thereafter	100.000%
Change of Control:	Putable at 101% of principal, plus accrued and unpaid interest to the repurchase date
Trade Date:	January 31, 2018
Expected Settlement Date:
(T+8); February 12, 2018
Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next succeeding five business days will be required, by virtue of the fact that the Notes initially will settle in T+8, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next succeeding five business days should consult their own advisors.

Use of Proceeds:	The Issuer intends to use the net proceeds from this offering, together with cash on hand and borrowings under the Senior Secured Delayed Draw Term Loan, to fund the Refinancing Transactions.
Rule 144A CUSIP / ISIN:	030506 AA7 / US030506AA79
Regulation S CUSIP / ISIN:	U0301B AA6 / USU0301BAA62
Institutional Accredited Investor CUSIP / ISIN:	030506 AB5 / US030506AB52
Denominations/Multiple:	$2,000 / $1,000
Sole Book-Running Manager:	Wells Fargo Securities, LLC

D-1

Co-Managers:
BMO Capital Markets Corp.
Citizens Capital Markets, Inc.
SunTrust Robinson Humphrey, Inc.
BBVA Securities Inc.
Capital One Securities, Inc.
Fifth Third Securities Inc.
MUFG Securities Americas Inc.
PNC Capital Markets LLC
Regions Securities LLC
U.S. Bancorp Investments, Inc.

* * *
The Notes and related guarantees have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any state or foreign securities laws. The Notes and related guarantees are being offered and sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States solely to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes and related guarantees may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S under the Securities Act) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
This term sheet is confidential and is for your information only and is not intended to be used by anyone other than you. This term sheet does not purport to be a complete description of the Notes and related guarantees and is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this term sheet supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.
This term sheet does not constitute an offer to sell or a solicitation of an offer to buy any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.
Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

D-1

EXHIBIT E
PRELIMINARY OFFERING MEMORANDUM AMENDMENTS; ISSUER FREE WRITING DOCUMENTS
(1)    Pricing Term Sheet containing the terms of the Securities, substantially in the form of Exhibit D hereto.
(2)    None.

E-1

EXHIBIT F
FORM OF OPINION OF COMPANY AND GUARANTOR COUNSEL
1.    Organizational Status.

(a) Based solely upon its Status Certificate, each Opinion Party identified herein as a Virginia corporation is a validly existing corporation under the laws of the Commonwealth of Virginia, and is in good standing under such laws, as of the date set forth in its Status Certificate.

(b) Based solely upon its Status Certificate, each Opinion Party identified herein as a California corporation is a validly existing corporation under the laws of the State of California, and is in good standing under such laws, as of the date set forth in its Status Certificate.

(c) Based solely on its Status Certificate, each Opinion Party identified herein as a Virginia limited liability company is a validly existing limited liability company under the laws of the Commonwealth of Virginia, as of the date set forth in its Status Certificate.

(d) Based solely upon its Status Certificate, each Opinion Party identified herein as a Delaware corporation is a validly existing corporation under the laws of the State of Delaware, and is in good standing under such laws, as of the date set forth in its Status Certificate.

2.    Power and Authority. Each Opinion Party has the corporate or limited liability company, as applicable, power and authority to execute, deliver and perform the terms and provisions of each Subject Document to which it is a party and has taken all necessary corporate or limited liability company, as applicable, action to authorize the execution, delivery and performance thereof.

3.    Execution and Delivery. Each of the Subject Documents has been duly executed and delivered by each Opinion Party.

4.    Validity and Enforceability. The Indenture constitutes the legal, valid and binding obligation of each Opinion Party, enforceable against each Opinion Party in accordance with its terms, under the laws of the State of New York. The Notes evidenced by the Global Notes are in the form prescribed in or pursuant to the Indenture and, when authenticated as specified in or pursuant to the Indenture and issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by the Indenture, and will be enforceable against the Company in accordance with their terms, under the laws of the State of New York.

5    No Registration. Assuming the accuracy of the representations and warranties of the Opinion Parties and the Initial Purchasers contained in the Purchase Agreement and compliance by the Opinion Parties and the Initial Purchasers with the terms and conditions thereof, no registration of the Notes or the Guarantees under the 1933 Act, and no qualification of the Indenture under the 1939 Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the General Disclosure Package and the Offering Memorandum, it being understood that no opinion is expressed as to any subsequent resale of the Securities.

6.    Proceedings. To our knowledge, there is no outstanding judgement, action, suit or proceeding pending against any Opinion Party before any court, governmental agency or arbitrator which challenges the legality, validity, binding effect or enforceability of any Subject Document to which such Opinion Party is a party.

7.    Statements in the General Disclosure Package and in the Offering Memorandum.

(a) The statements set forth under the caption “Description of Notes” contained in the General Disclosure Package and in the Offering Memorandum insofar as they purport to constitute a summary of the terms of the Notes, the Guarantees or the Indenture, constitute an accurate summary of such terms in all material respects.

(b) The statements set forth under the captions “Description of Certain Other Indebtedness,” “Certain United States Federal Income Tax Considerations” and “Certain ERISA Considerations” contained in the General Disclosure Package and in the Offering Memorandum insofar as they purport to constitute a summary of the provisions of the laws and documents referred to therein, constitute accurate summaries of such laws and documents in all material respects.

8.    Non-Contravention. Neither the execution and delivery by any Opinion Party of any Subject Document to which it is a party, nor the performance by such Opinion Party of its obligations thereunder (including the issuance, authentication, sale and delivery of the Notes), (a) violates any provision of the Organizational Documents of such Opinion Party; (b) violates any statute or regulation of Applicable Law that, in each case, is applicable to such Opinion Party; or (c) violates, results in any breach of any of the terms of, or constitutes a default under, any Reviewed Document or results in the creation or imposition of any lien, security interest or other encumbrance (except as contemplated by the Subject Documents) upon any assets of such Opinion Party pursuant to the terms of any Reviewed Document.

9.    Governmental Approvals. No consent, approval or authorization of, or filing with, any governmental authority of the State of New York, the Commonwealth of Virginia, the State of California or the United States or any governmental authority of the State of Delaware pursuant to any statute or regulation of Applicable Law that, in each case, is applicable to any Opinion Party is required for the due execution and delivery by such Opinion Party of any

Subject Document to which it is a party or the performance by such Opinion Party of its obligations thereunder, except (a) in each case as have previously been made or obtained, (b) filings and recordings which are necessary in order to release the security interest and liens not permitted by the Subject Documents, if any, and (c) as are required in connection with any Opinion Party’s ordinary conduct of its business.

10.    Investment Company Act. No Opinion Party is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

In rendering such opinion, Company Counsel shall state that such opinion covers matters arising under the laws of the Commonwealth of Virginia, the internal laws of the State of New York and the federal laws of the United States of America and, solely with respect to the matters relating to RSI Home Products, Inc., RSI Home Products Manufacturing, Inc, RSI Home Products Sales, Inc. and RSI Home Products Management, Inc., the laws of the State of Delaware, and solely with respect to Professional Cabinet Solutions, the laws of the State of California. For the purposes of such opinion, the Company and the Guarantors will be defined collectively as the “Opinion Parties” and each, individually, an “Opinion Party”, “Subject Documents” shall mean the Indenture, the Purchase Agreement, the Notes and the Guarantees, and “Reviewed Documents” shall mean such documents listed on a schedule provided by the Company with an Opinion Parties’ Certificate listing all indentures, mortgages, deeds of trust, bonds, notes or instruments which any Opinion Party is a party, which relate to the borrowing of money, the guaranty of the indebtedness of other persons or entities, or the relation of liens or security interests to secure indebtedness (other than the Subject Documents). In rendering such opinion, Company Counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantors and public officials. In addition to the qualifications and exclusions contained in the opinions, the opinions shall also be subject to customary qualifications and exclusions included in the opinion letter. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

In addition, such counsel shall state (which statement may appear in a separate letter) that, in acting as special counsel to the Company and the Guarantors in connection with the issuance and sale by the Company and the Guarantors of the Securities to the Initial Purchasers pursuant to the Purchase Agreement, they have examined the General Disclosure Package and the Offering Memorandum, and participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent registered public accounting firms of the Company and RSI and representatives of the Initial Purchasers, concerning the General Disclosure Package and the Offering Memorandum. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the General Disclosure Package and the Offering Memorandum, and such counsel is not undertaking to verify independently the accuracy of any such factual matters. Moreover, many of the determinations required to be made in the preparation of the General Disclosure Package and the Offering Memorandum involve matters of a non-legal nature.

Such counsel shall state that, based on and subject to the foregoing, on the basis of the information such counsel gained in the course of performing the services referred to above, nothing has come to such counsel’s attention that leads such counsel to believe (i) the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) the Offering Memorandum, as of the date of the Offering Memorandum and as of the date of such letter, contains or contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such counsel will have not undertaken to verify independently any of such factual matters, and will not pass upon and will not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the General Disclosure Package or the Offering Memorandum, and such counsel will not be requested to and will not make any comment in this paragraph with respect to the financial statements, supporting schedules, footnotes and other financial or accounting data or information contained in the General Disclosure Package or the Offering Memorandum.